Exhibit 10.3

EXECUTION VERSION

REAFFIRMATION AGREEMENT, dated as of March 6, 2007, among ON SEMICONDUCTOR CORPORATION (“Holdings”), SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the “Borrower”), each subsidiary of Holdings listed on the signature pages hereof (collectively, the “Subsidiary Loan Parties” and, together with Holdings and the Borrower, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank and Collateral Agent (in such capacities, “JPMCB”) for the benefit of the Lenders (such term and each other capitalized term used but not defined herein having the meaning assigned to such term in the Amended and Restated Credit Agreement referred to below).

WHEREAS Holdings, the Borrower, the lenders party thereto and the Administrative Agent have entered into an Amendment and Restatement Agreement dated as of March 6, 2007 (the “Amendment and Restatement Agreement”), which amends and restates the Amended and Restated Credit Agreement dated as of August 4, 1999, as amended and restated as of February 6, 2006 (as amended and restated after giving effect to the Amendment and Restatement Agreement, the “Amended and Restated Credit Agreement”);

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of Holdings and the Borrower entering into the Amendment and Restatement Agreement and as a result of the Amendment and Restatement Agreement becoming effective; and

WHEREAS the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Amendment and Restatement Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation/Amendment and Restatement

SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming Parties hereby consents to the Amendment and Restatement Agreement and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents (including, for the avoidance of doubt, the Patent Security

Agreement, dated as of January 18, 2005, among Holdings, the Borrower, the Subsidiary Loan Parties, and JPMCB in its capacity as the Collateral Agent), as amended and restated (if applicable) in accordance with the Amendment and Restatement Agreement, to which it is a party, and agrees that notwithstanding the effectiveness of the Amendment and Restatement Agreement, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Lenders and the other Secured Parties under the Amended and Restated Credit Agreement.

(b) Each of the Reaffirming Parties hereby confirms and agrees that the Term Loans and the Revolving Loans constitute, and any Incremental Term Loans (if made) shall constitute, Obligations under each of the Loan Documents.

SECTION 1.02. Amendment and Restatement. On and after the effectiveness of the Amendment and Restatement Agreement, (i) each reference in each Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended and Restated Credit Agreement (as such agreement may be amended, modified or supplemented and in effect from time to time) and (ii) the definition of any term defined in any Loan Document by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the Amended and Restated Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

ARTICLE II

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 2.01. Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 2.03. Loan Documents. The representations and warranties of such Reaffirming Party contained in each Loan Document are true and correct in all material respects on and as of the Restatement Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

ARTICLE III

Miscellaneous

SECTION 3.01. Indemnity. Each Reaffirming Party shall indemnify JPMCB, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any other agreement or instrument contemplated hereby, the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder or the consummation of the transactions contemplated hereby and thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee or any Affiliate of such Indemnitee (or any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee’s Affiliates).

SECTION 3.02. Set-Off, etc. In addition to, and without limitation of, any rights of JPMCB and the Lenders under applicable law, if an Event of Default shall have occurred and be continuing, JPMCB, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Reaffirming Party against any of and all the obligations of any Reaffirming Party then existing under this Agreement or any other Loan Document held by JPMCB or such Lender, irrespective of whether or not JPMCB or such Lender shall have made any demand under this Agreement or such other Loan Document. The rights of JPMCB and each Lender under this Section 3.02 are in addition to other rights and remedies (including other rights of set-off) which JPMCB or such Lender may have.

SECTION 3.03. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Article IX of the Amended and Restated Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Amended and Restated Credit Agreement.

SECTION 3.04. Limitation of Liability. To the extent permitted by applicable law, each Reaffirming Party shall not assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated hereby, any Loan or Letter of Credit or the use of the proceeds thereof.

SECTION 3.05. CHOICE OF LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH REAFFIRMING PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT JPMCB OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY REAFFIRMING PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

SECTION 3.06. Loan Document. This Agreement is a Loan Document executed pursuant to the Amended and Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.07. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 3.08. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 3.09. WAIVER OF JURY TRIAL. EACH OF THE REAFFIRMING PARTIES AND JPMCB BY ITS ACCEPTANCE HEREOF HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 3.10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.11. Amendment. This Agreement may be waived, modified or amended only be a written agreement executed by each of the parties hereto.

SECTION 3.12. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.13. No Novation. After the Restatement Effective Date, all the obligations of the Borrower under the Existing Credit Agreement shall become obligations under the Amended and Restated Credit Agreement, secured by the Loan Documents as reaffirmed hereby. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment and Restatement Agreement shall extinguish the obligations for the payment of money outstanding under the Amendment and Restatement Agreement or the Amended and Restated Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the Amended and Restated Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing express or implied in this Agreement, the Amendment and Restatement Agreement, the Amended and Restated Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Borrower or any Subsidiary Loan Party under any Loan Document from any of its obligations and liabilities as “Holdings”, a “Borrower”, a “Subsidiary Loan Party”, a “Guarantor”, a “Grantor”, a “Pledgor”, a “party to the Indemnity, Subrogation and Contribution Agreement” or a “party to the Collateral Assignment” under the Existing Credit Agreement or the Loan Documents. Each of the Existing Credit Agreement and the Loan Documents shall remain in full force and effect, until and except to any extent modified hereby or in connection herewith and therewith.

IN WITNESS WHEREOF, each Reaffirming Party and JPMCB have caused this Agreement to be duly executed and delivered as of the date first above written.

ON SEMICONDUCTOR CORPORATION,

by
/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

by
/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SCG INTERNATIONAL DEVELOPMENT LLC,

by
/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SCG (MALAYSIA SMP) HOLDING CORPORATION,

by
/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SCG (CZECH) HOLDING CORPORATION,

by	/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SCG (CHINA) HOLDING CORPORATION,

by	/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES PUERTO RICO, INC.,

by	/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES OF RHODE ISLAND, INC.,

by	/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES INTERNATIONAL OF RHODE ISLAND, INC.,

by	/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and Collateral Agent,

by	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

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